UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2010

Morgan’s Foods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-08395 (Commission File Number)	34-0562210 (IRS Employer Identification Number)

4829 Galaxy Parkway., Suite S, Cleveland, OH (Address of Principal Executive Offices)	44128 (Zip Code)
(216) 359-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Morgan’s Foods, Inc.
Current Report on Form 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders
     The following is a brief description of the matter voted upon at Morgan’s Foods, Inc. (the “Company”) Annual Meeting of Shareholders held on June 25, 2010, as well as the number of votes cast for, withheld and broker non-votes with respect to the matter.
     1. The election of the following directors, who will serve until the next Annual Meeting of Shareholders:

Director	For	Withheld	Broker non-votes
Lawrence S. Dolin	1,625,076	27,211	1,282,708
Bahman Guyuron, M.D.	1,616,265	36,022	1,282,708
Kenneth L. Hignett	1,616,367	35,920	1,282,708
Steven S. Kaufman	1,625,176	27,111	1,282,708
Bernard Lerner	1,625,076	27,211	1,282,708
James J. Liguori	1,616,367	35,920	1,282,708
Leonard R. Stein-Sapir	1,616,355	35,932	1,282,708
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2010	MORGAN’S FOODS, INC.
	By:	/s/ KENNETH L. HIGNETT
		Name:	Kenneth L. Hignett
		Title:	Senior Vice President, Chief Financial Officer and Secretary